UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

GLOBAL PARTNER ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39875	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 32nd Floor

New York, NY 10166

(Address of principal executive offices)

(646) 585-8975
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-sixth of one Redeemable Warrant	GPACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GPAC	The Nasdaq Stock Market LLC
Redeemable Warrants, included as part of the units	GPACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

On May 22, 2024, Global Partner Acquisition Corp II, a Cayman Islands exempted company (the “Company” or “GPAC II”) filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting (the “Special Meeting”) of GPAC II’s stockholders, to vote upon, among other things, a proposal to adopt and approve that certain Business Combination Agreement, dated as of November 21, 2023, as amended by that Amendment No. 1 to Business Combination Agreement, dated as of April 24, 2024 (“Amendment No. 1”) (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) by and among GPAC II, Strike Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of GPAC II (“First Merger Sub”), Strike Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of GPAC II (“Second Merger Sub”), and Stardust Power Inc., a Delaware corporation (“Stardust Power”). Capitalized terms used but not defined in this Item 8.01 shall have the meanings given to such terms in the Definitive Proxy Statement.

Amendment No. 2 to the Business Combination Agreement

On June 20, 2024, GPAC II, First Merger Sub, Second Merger Sub, and Stardust Power entered into Amendment No. 2 (“Amendment No. 2”) to the Business Combination Agreement to (i) amend the definition of “Sponsor Loans Settlement” to provide that Global Partner Sponsor II LLC shall waive any entitlement to the 1,709,570 additional private placement warrants it would otherwise be entitled to with respect to the conversion of the $2,564,355 of Sponsor Loans incurred prior to October 3, 2023 and (ii) amend the definition of “Enterprise Value” to mean $447.5 million, which reflects a $2,500,000 reduction from the prior value. Other than the terms of Amendment No. 2, all of the terms, covenants, agreements, and conditions of the Business Combination Agreement remain in full force and effect in accordance with its original terms and Amendment No. 1 thereto.

A copy of Amendment No. 2 is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of Amendment No. 2 is qualified in its entirety by reference thereto.

Description of Subscription Agreement

On June 20, 2024, GPAC II entered into subscription agreements (the “PIPE Subscription Agreements”) with a large institutional investor and two other investors (the “PIPE Investors”) pursuant to which the PIPE Investors agreed to purchase in a private placement, 1,077,541 shares of GPAC II common stock at a price of $9.35 per share, for an aggregate commitment amount of $10,075,000 (the “PIPE Investment”). The PIPE Subscription Agreements provide, among other things, that the PIPE Investment is conditioned upon the consummation of the transactions contemplated by the Business Combination Agreement. In connection with the negotiation of the PIPE Subscription Agreement, GPAC II and Stardust Power do not intend to draw down in excess of $3 million, if at all, on the commitments under the existing Financing Commitment and Equity Line of Credit Agreement between Stardust Power and the large institutional investor in the PIPE Investment, which provides Stardust Power an option to issue additional common stock to such investor.

The purpose of the PIPE Investment is to raise additional capital for use by the Company following the consummation of the transactions contemplated by the Business Combination (the “Closing”). The PIPE Subscription Agreements contain customary representations and warranties for each of GPAC II and the PIPE Investors, and customary conditions to closing, including the consummation of the transactions contemplated by the Business Combination Agreement. The Company may enter into additional financing on materially similar terms to the PIPE Subscription Agreement prior to the Closing.

The PIPE Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties thereto and Stardust Power, and (c) the delivery of a notice of termination by the applicable PIPE Investor to GPAC II following the date that is thirty (30) calendar days after the Termination Date (as defined in the Business Combination Agreement).

The securities sold in connection with the PIPE Investment will be sold under the exemption from registration provided by Regulation S promulgated under the Securities Act or another available exemption.

A form of the PIPE Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference; the foregoing description of the PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Equity Ownership Upon Closing of the Business Combination Assuming the Issuance of the PIPE Investment

The following table illustrates varying ownership levels in Combined Company Common Stock immediately following the consummation of the Business Combination based on the varying levels of redemptions by the Public Shareholders and the additional assumptions included in the table:

	Voting Interests in the Combined Company
	Assuming No Redemptions(1)		Assuming 50% Redemptions(2)		Assuming Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
GPAC II Public Shareholders	1,794,585	3.53%	897,293	1.79%	—	*
Non-Redemption Shares(4)	127,777	*	127,777	*	127,777	*
Stardust Power(5)	44,750,000	87.92%	44,750,000	89.50%	44,750,000	91.13%
Sponsor (6)	3,000,000	5.89%	3,000,000	6.00%	3,000,000	6.11%
PIPE Investment (12)	1,077,541	2.12%	1,077,541	2.15%	1,077,541	2.19%
Other Shareholders(8)	150,000	*	150,000	*	150,000	*

Total Shares at Closing (excluding shares below)	50,899,903	100.00%	50,002,611	100%	49,105,318	100.00%

Common Stock issuable upon exercise of the Public Warrants(9)	4,999,935		4,999,935		4,999,935
Common Stock issuable upon exercise of the Private Placement Warrants(10)	5,566,667		5,566,667		5,566,667
Stardust Power Earnout Shares(11)	5,000,000		5,000,000		5,000,000
Sponsor Earnout Shares(7)	1,000,000		1,000,000		1,000,000
Total Diluted Shares at Closing (including shares above)	67,466,505		66,569,213		65,671,920

*	Means less than 1%.

(1)	Assumes that no Public Shareholders exercise redemption rights with respect to their Class A Ordinary Shares for a pro rata share of the funds in the Trust Account. Also assumes that no Public Warrants or Private Placement Warrants are exercised following Closing.

(2)	Assumes that Public Shareholders (excludes Sponsor), holding 897,293 shares of Class A Ordinary Shares, will exercise their redemption rights for an aggregate payment of approximately $10,200,821 (based on the estimated per share redemption price of approximately $11.37 per share) from the Trust Account. Also assumes that no Public Warrants or Private Placement Warrants are exercised following Closing.

(3)	Assumes that all Public Shareholders (excludes Sponsor), holding all 1,794,585 shares of Class A Ordinary Shares, will exercise their redemption rights for an aggregate payment of approximately $20,401,643 (based on the estimated per share redemption price of approximately $11.37 per share) from the Trust Account. Also assumes that no Public Warrants or Private Placement Warrants are exercised following Closing.

(4)	Pursuant to the Non-Redemption Agreements, in exchange for commitments from unaffiliated third parties not to redeem certain Class A Ordinary Shares, the Sponsor agreed to transfer or cause to be issued for no consideration an aggregate of 127,777 shares and simultaneous forfeiture of 127,777 shares in the case of an issuance of a transfer in connection with the consummation of the Business Combination. It is anticipated that there will be a new issuance of 127,777 shares in accordance with the Non-Redemption Agreements. All 127,777 shares transferrable or issuable to the unaffiliated third parties shall have no redemption rights.

(5)	Includes (i) 40,078,911 shares of GPAC II Common Stock issued in accordance with the Business Combination Agreement in exchange for Stardust Power Common Stock (a portion of which are shares of GPAC II Common Stock issuable in exchange for Stardust Power Common Stock that were issued under the SAFEs and Convertible Equity Agreements prior to the Closing pursuant to the terms of the SAFEs and Convertible Equity Agreements) and (ii) 4,671,089 shares of GPAC II Common Stock issued in accordance with the Business Combination Agreement underlying the Exchanged Company Restricted Common Stock. The number of issuable shares assumes that there will be no cash or indebtedness adjustment to the enterprise value of Stardust Power pursuant to the Business Combination Agreement.

(6)	Includes 3,000,000 shares of GPAC II Common Stock issued to the Sponsor upon consummation of the Domestication. Excludes 1,000,000 shares of GPAC II Common Stock issued to the Sponsor that are subject to forfeiture. Reflects the forfeiture of 3,500,000 shares of GPAC II Common Stock (including any Non-Redemption Shares) pursuant to the Sponsor Letter Agreement.

(7)	Includes 1,000,000 shares of GPAC II Common Stock issued to the Sponsor that are subject to forfeiture pursuant to the Sponsor Letter Agreement, but that will have voting rights and rights to receive dividends prior to any forfeiture. These shares will no longer be subject to forfeiture upon the occurrence of the Sponsor Trigger Event I or Sponsor Trigger Event II.

(8)	Includes the issuance of 150,000 shares of Combined Company Common Stock to J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“Cohen”) for its financial and capital markets advisement services and services in connection with PIPE, equity-linked, convertible and debt securities and other capital or debt raising transaction in connection with the Business Combination Agreement.

(9)	Includes 4,999,935 GPAC II Public Warrants.

(10)	Includes 5,566,667 GPAC II Private Placement Warrants outstanding prior to the Closing.

(11)	Includes 5,000,000 shares of GPAC II Common Stock issuable to Stardust Power upon the occurrence of the Stardust Power Trigger Event. The Stardust Power Earnout Shares will not have voting rights or rights to receive dividends.

(12)

Includes $10.075 million of PIPE proceeds resulting in the issuance of 1,077,541 shares of GPAC II Common Stock to the PIPE Investors upon the consummation of the transactions contemplated by the Business Combination Agreement.

The numbers of shares and percentage interests set forth above have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s share ownership will be after the Closing. For example, there are currently outstanding an aggregate of 10,566,602 GPAC II Warrants to acquire our Class A Ordinary Shares, which are comprised of 5,566,667 GPAC II Private Placement Warrants and 4,999,935 GPAC II Public Warrants sold as part of the GPAC II Public Units sold in our initial public offering and not redeemed at the Extension Meetings. Each outstanding GPAC II Warrant would be exercisable as a Combined Company Warrant commencing 30 days following the Closing for one share of Combined Company Common Stock. If we assume that each outstanding warrant is exercised and one share of Combined Company Common Stock is issued as a result of such exercise, with payment to the Combined Company of the exercise price of $11.50 per warrant for one share, our fully-diluted share capital would increase by a total of 10,566,602 shares, with $121,515,923 paid to the Combined Company to exercise the warrants. For more information about the consideration to be received in the Business Combination, these scenarios and the underlying assumptions, see “Unaudited Pro Forma Condensed Combined Financial Information” and “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement—Consideration to Be Received in the Business Combination.” included in the Company’s registration statement on Form S-4/A filed with the SEC on May 8, 2024.

Sources and Uses of Funds for the Business Combination Assuming the Issuance of the PIPE Investment

The following tables summarize the sources and uses for funding the Business Combination, assuming (i) none of the Class A Ordinary Shares held by the Public Shareholders are redeemed in connection with the Business Combination (“No Redemptions”), (ii) 50% of the Class A Ordinary Shares held by the Public Shareholders that can be redeemed are redeemed in connection with the Business Combination (“50% Redemptions”) and (iii) the maximum number of Class A Ordinary Shares that can be redeemed are redeemed (“Maximum Redemptions”).

Where actual amounts are not known or knowable, the figures below represent GPAC II’s good faith estimate of such amounts.

(U.S. dollars in millions)

	Assuming No Redemptions(1)	Assuming 50% Redemptions(2)	Assuming Maximum Redemptions(3)
Sources
Cash and Investments Held in Trust Account(4)	$20	$10	$—
Existing Stardust Power Stockholders Equity Rollover(5)	448	448	448
SAFE Financing and convertible note	7	7	7
PIPE Financing	10	10	10
Total Sources	$485	$475	$465

Uses
Existing Stardust Power stockholders equity rollover(4)	$448	$448	$448
Fees and Expenses	10	10	10
Cash to Balance Sheet	$27	$17	$7
Total Uses	$485	$475	$465

(1)	Assumes that no Public Shareholder exercises redemption rights with respect to its Class A Ordinary Shares for a pro rata portion of the Trust Account.

(2)	Assumes that 897,293 Class A Ordinary Shares outstanding and held by Public Shareholders are redeemed for an aggregate payment of approximately $10,200,821 (based on the estimated per share redemption price of approximately $11.37 per share) from the Trust Account.

(3)	Assumes that all 1,794,585 Class A Ordinary Shares outstanding and held by Public Shareholders are redeemed for an aggregate payment of approximately $20,401,643 (based on the estimated per share redemption price of approximately $11.37 per share) from the Trust Account.

(4)	Cash held in the Trust Account as of June 15, 2024 (after giving effect to the Extension Amendment Redemptions).

(5)	Includes shares issued with the conversion of the SAFEs and Convertible Equity Agreements and underlying the Exchanged Company Restricted Common Stock.

Summary Unaudited Pro Forma Financial Information

The following summary unaudited pro forma condensed combined financial information is based on the audited historical condensed consolidated financial statements of GPAC II as of and for the year ended December 31, 2023, and the audited historical consolidated financial statements of Stardust Power as of and for the period from March 16, 2023 (inception) till December 31, 2023. The following Summary unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) gives effect to the Business Combination, issuance of shares under the PIPE Subscription Agreements and other events described in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” included in the Company’s registration statement on Form S-4/A filed with the SEC on May 8, 2024.

The following summarizes the selected pro forma information under the scenarios presented:

	Pro Forma Combined
	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions
Summary Unaudited Pro Forma Condensed Combined Statement of Operations – year Ended December 31, 2023
Loss from operations	$(9,783,591)	$(9,783,591)	$(9,783,591)
Net loss	(8,475,810)	(8,475,810)	(8,475,810)
Pro forma basic and diluted net (loss) per share	$(0.18)	$(0.18)	$(0.19)
Pro forma weighted average shares outstanding basic and diluted	47,446,901	46,549,609	45,652,316
Summary Unaudited Pro Forma Condensed Combined Balance Sheet– As of December 31, 2023
Total current assets	$17,390,873	$7,190,052	$(3,010,769)
Total assets	$19,941,860	$9,741,039	$(459,782)
Total current liabilities	$2,993,318	$2,993,318	$2,993,318
Total liabilities	$20,418,177	$20,418,177	$20,418,177
Total stockholders’ equity (deficit)	$(476,317)	$(10,677,138)	$(20,877,960)

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 2 to the Business Combination Agreement, dated as of June 20, 2024, by and among Global Partner Acquisition Corp II, Strike Merger Sub I, Inc., Strike Merger Sub II, LLC, and Stardust Power Inc.
10.1	Form of PIPE Subscription Agreement
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act” and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, GPAC II’s and Stardust Power’s ability to consummate the transaction, the benefits of the transaction, GPAC II’s and Stardust Power’s future financial performance following the transaction, as well as GPAC II’s and Stardust Power’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on GPAC II’s and Stardust Power’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. GPAC II and Stardust Power caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of GPAC II and Stardust Power. These risks include, but are not limited to, (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of GPAC II’s securities; (ii) the risk that the proposed business combination may not be completed by GPAC II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by GPAC II; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by GPAC II’s shareholders and Stardust Power’s stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Stardust Power’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Stardust Power and potential difficulties in Stardust Power’s employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against GPAC II or Stardust Power related to the agreement and the proposed business combination; (vii) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination (viii) the ability to maintain the listing of GPAC II’s securities on the Nasdaq; (ix) the price of GPAC II’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (xi) the impact of the global COVID-19 pandemic; (xii) risks that GPAC II and/or Stardust Power will be unable to raise additional funds through a private placement or equity or debt raise by prior to or in connection with Closing, including the PIPE Investment; (xiii) risks that the anticipated growth of the Lithium industry may not be achieved; and (xiv) other risks and uncertainties related to the transaction set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GPAC II’s prospectus relating to its initial public offering (File No. 333-351558) declared effective by the SEC on January 11, 2021 and other documents filed, or to be filed with the SEC by GPAC II, including GPAC II’s periodic filings with the SEC, including GPAC II’s Annual Report on Form 10-K filed with the SEC on March 19, 2024, Annual Report on Form 10-K/A filed with the SEC on April 22, 2024 and any other Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. GPAC II’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

The foregoing list of factors is not exhaustive. There may be additional risks that neither GPAC II nor Stardust Power presently know or that GPAC II or Stardust Power currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties described in GPAC II’s proxy statement contained in the registration statement on Form S-4 (File No. 333-276510) filed with the SEC on January 12, 2024 (the “Registration Statement”, as amended or supplemented), including those under “Risk Factors” therein, and other documents filed by GPAC II from time to time with the SEC. The Registration Statement is now effective, having been declared effective by the SEC on May 10, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GPAC II and Stardust Power assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GPAC II nor Stardust Power gives any assurance that either GPAC II or Stardust Power will achieve its expectations.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, GPAC II has filed the Definitive Proxy Statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the extraordinary general meeting of the GPAC II shareholders. Shareholders of GPAC II are able to obtain free copies of the Definitive Proxy Statement and all other relevant documents containing important information about GPAC II and Stardust Power filed or that will be filed with the SEC by GPAC II through the website maintained by the SEC at http://www.sec.gov or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC or by contacting Morrow Sodali LLC, GPAC II’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in the Solicitation

GPAC II, Stardust Power and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from GPAC II’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers of GPAC II and a description of their interests in GPAC II is set forth in GPAC II’s filings with the SEC (including GPAC II’s prospectus relating to its initial public offering (File No. 333-251558) declared effective by the SEC on January 11, 2021, GPAC II’s Annual Report on Form 10-K filed with the SEC on March 19, 2024, Annual Report on Form 10-K/A filed with the SEC on April 22, 2024 and subsequent filings on Form 10-Q and Form 4). Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement. The documents described in this paragraph are available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Global Partner Acquisition Corp II, 200 Park Avenue 32nd Floor, New York, New York 10166, attention: Global Partner Sponsor II LLC. Additional information regarding the names and interests of such participants are contained in the Registration Statement for the proposed business combination.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and is not intended to and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GPAC II, Stardust Power or the combined company or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024	GLOBAL PARTNER ACQUISITION CORP II

	By:	/s/ Chandra R. Patel
	Name:	Chandra R. Patel
	Title:	Chief Executive Officer